UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 31, 2004

                               HOUSERAISING, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

                                 North Carolina
                                 --------------
                 (State or Other Jurisdiction of Incorporation)

                                    000-50701
                                    ---------
                            (Commission File Number)

                                   56-2253025
                                   ----------
                      (I.R.S. Employer Identification No.)

                  4801 East Independence Boulevard, Suite 201
                        Charlotte, North Carolina 28212
              -----------------------------------------------------
             (Address of Principal Executive Offices)     (Zip Code)

                                 (704) 532-2121
                                  -------------
              (Registrant's Telephone Number, Including Area Code)

                          TECHNOLOGY CONNECTIONS, INC.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)


This Current Report on Form 8-K/A is filed by HouseRaising, Inc., a North Carolina corporation (the "Registrant"), in connection with the items described below. It amends that certain Current Report on Form 8-K, dated September 7, 2004, and filed by the Registrant with the Commission on September 7, 2004.

Item  9.01  Financial  Statements  and  Exhibits.

On February 19, 2004, HouseRaising, Inc. a Delaware corporation ("HouseRaising"), Technology Connections, Inc., a North Carolina corporation ("Technology Connections"), and the shareholders of HouseRaising (the "HouseRaising Stockholders"), executed an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which HouseRaising agreed to merge with and into Technology Connections (the Merger"), with the HouseRaising Stockholders receiving in the aggregate 27,288,732 shares of common stock and 1,000,000 shares of Class A Convertible Preferred Stock of Technology Connections in exchange for their shares of HouseRaising. In addition, pursuant to the Merger Agreement, Technology Connections agreed to change its corporate name from "Technology Connections, Inc." to "HouseRaising, Inc." prior to the closing.

The sole purpose of this Form 8-K amendment is to provide the financial statements of HouseRaising as required by Item 9.01(a) of Form 8-K and the proforma financial information required by Item 9.01(b) of Form 8-K, which financial statements and information were excluded from the Current Report on Form 8-K filed on September 7, 2004, in reliance on Items 9.01(a)(4) and 9.01(b)(2), respectively, of that form.


ITEM  9.01(a)  -  FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED

The following financial statements of HouseRaising are set forth below: (i) the audited consolidated balance sheets, (ii) the audited statements of operations,
(iii) the audited consolidated statements of stockholders' deficit and (iv) the audited consolidated statements of cash flows, in each case for the years ended December 31, 2003 and 2002, and (v) the consolidated notes to the financial statements for such period.


                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------

To the Board of Directors and Stockholders HouseRaising, Inc. (FKA HouseRaisingUSA, Inc.) and Subsidiaries 4801 East Independence Blvd, Ste. 200 Charlotte, NC 28212

I have audited the accompanying consolidated balance sheet of HouseRaising Inc., (FKA HouseRaisingUSA, Inc.) and Subsidiaries (a development stage company) as of December 31, 2003 and the related consolidated statements of operations, stockholders' equity, and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the consolidated financial statements referred to above present fairly, in all material respect, the consolidated financial position of HouseRaising, Inc. (FKA HouseRaisingUSA, Inc.) and Subsidiaries (a development stage company) as of December 31, 2003, and the consolidated results of its operations and its cash flows for the years ended December 31, 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming HouseRaising, Inc. (FKA HouseRaisingUSA, Inc.) will continue as a going concern. HouseRaising, Inc (FKA HouseRaisingUSA, Inc.) has suffered recurring losses and has yet to generate an internal cash flow that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note D. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Traci  J.  Anderson,  CPA
Huntersville,  NC
March  26,  2004



        HOUSERAISING, INC. AND SUBSIDIARIES (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 2003
================================================================================
                                     ASSETS


CURRENT  ASSETS
---------------
   Cash  and  cash  equivalents                                   $            -
   Due  from  builders                                                    59,595
                                                                  --------------

      TOTAL  CURRENT  ASSETS                                              59,595

PROPERTY  AND  EQUIPMENT
------------------------
   Computer  and  office  equipment                                       78,196
   Furniture  and  fixtures                                               37,300
   Accumulated  Depreciation                                             (59,151)
                                                                  --------------

      NET  FIXED  ASSETS                                                  56,345

OTHER  ASSETS
-------------
   Other  Assets                                                           1,818
   Capitalized  Software                                               7,529,532
                                                                  --------------

      NET  OTHER  ASSETS                                               7,531,350
                                                                  --------------

      TOTAL  ASSETS                                               $    7,647,290
                                                                  ==============

LIABILITIES  AND  STOCKHOLDERS'  EQUITY

CURRENT  LIABILITIES
--------------------
   Excess  of  outstanding  checks  over  bank  balance           $       16,429
   Accounts  Payable  &  credit  cards                                   103,286
   Due  to  Builders                                                       4,097
   Buydowns  and  other  accruals                                         45,078
   Interest  Payable                                                      74,986
   Current  portion  of  notes  payable                                  502,712
                                                                  --------------

      TOTAL  CURRENT  LIABILITIES                                        746,588
                                                                  --------------

      TOTAL  LIABILITIES                                                 746,588
                                                                  --------------

STOCKHOLDERS'  EQUITY
---------------------
   Common  stock  series  A  (.001  par  value,  90,000,000
     shares  authorized;  17,160,574  issued  and
     outstanding  at  December  31,  2003)                                17,161
   Common  stock  series  B  (.001  par  value,  10,000,000
     shares  authorized;  10,000,000  issued  and
     outstanding  at  December  31,  2003)                                10,000
   Preferred  stock  ($.001  par  value;  20,000,000  shared
     authorized;  none  issued  and  outstanding  at
     December  31,  2003)                                                      -
   Common  stock  subscribed  but  not  yet  issued                      690,206
   Additional  paid-in  capital                                        6,963,961
   Retained  deficit                                                    (780,626)
                                                                  --------------

      TOTAL  STOCKHOLDERS'  EQUITY                                     6,900,702

      TOTAL  LIABILITIES  AND  STOCKHOLDERS'  EQUITY              $    7,647,290
                                                                  ==============




The accompanying notes are an integral part of these consolidated financial statements.





                  HOUSERAISING, INC. AND SUBSIDIARIES (FKA HOUSERAISINGUSA, INC.)
                                 (A DEVELOPMENT STAGE COMPANY)
                             CONSOLIDATED STATEMENTS OF OPERATIONS
                         FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
==========================================================================================================
                                                                                          Cumulative Since
                                                           2003            2002           Inception
                                                       ------------    ------------       ----------------
SALES:
------
   Total  Project  Sales                               $     50,536    $  3,216,025       $      4,675,451
   Project  Costs                                      $     31,608    $  2,985,145       $      3,745,177

REVENUES:
---------
   Project  Gross  Profits                             $     18,928    $    230,880       $        930,274
   Sales  and  Service  Fees                           $      4,600    $    398,467       $        562,883
   Other  Income                                       $      2,515    $     23,799       $         26,314
                                                       ------------    ------------       ----------------
      TOTAL  REVENUE                                   $     26,043    $    653,146       $      1,519,471
                                                       ------------    ------------       ----------------

EXPENSES:
---------
   General  and  administrative                             377,045         311,107              3,495,019
                                                       ------------    ------------       ----------------
      TOTAL  EXPENSES                                       377,045         311,107              3,495,019
                                                       ------------    ------------       ----------------

      OPERATING  INCOME  (LOSS)                            (351,002)        342,039             (1,080,626)
                                                       ------------    ------------       ----------------

      Gain from sale of 50% of subsidiary                   300,000               -                300,000
                                                       ------------    ------------       ----------------

      NET  INCOME  (LOSS)                              $    (51,002)   $    342,039       $       (780,626)
                                                       ============    ============       ================

Net (loss) per share- basic and fully diluted                     *    $       0.02       $          (0.05)
                                                       ============    ============       ================
Weighted  average  shares  outstanding                   16,995,497      16,522,154             16,000,084
                                                       ============    ============       ================


*    Less  than  ($.01)



The accompanying notes are an integral part of these consolidated financial statements.



                  HOUSERAISING, INC. AND SUBSIDIARIES (FKA HOUSERAISINGUSA, INC.)
                                  (A DEVELOPMENT STAGE COMPANY)
                              CONSOLIDATED STATEMENTS OF CASH FLOWS
                         FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
==========================================================================================================
                                                                                          Cumulative Since
                                                           2003            2002           Inception
                                                       ------------    ------------       ----------------

CASH  FLOWS  FROM  OPERATING  ACTIVITIES:
-------------------------------------
   Net  income  (loss)                                 $    (51,002)   $    342,039       $       (780,626)
   Adjustments to reconcile net income (loss)
   to net cash (used in) operating activities
      Depreciation                                           15,307          15,308                 59,151
      Gain from sale of 50% of subsidiary                  (300,000)              -               (300,000)
      Capital  contribution-services                              -       1,951,173              1,951,173
      Common stock issued for capitalized software                -               -              3,477,605
      Incurrence of notes payable in exchange
      for services rendered                                 154,329         263,579                417,908
      Common stock subscribed for services but
      not yet received                                    1,233,885         603,867              1,837,752
     (Increase) in capitalized software                  (1,365,941)     (3,759,217)            (7,529,532)
     (Increase)  in  other  assets                                -          (1,818)                (1,818)
     (Increase)  in  due  from  builders                          -         (59,595)               (59,595)
      Increase (decrease) in accounts payable
      and accruals                                         (367,807)        516,845                223,350
      Increase (decrease) in outstanding checks in
      excess of bank balance                                  8,410          (7,614)                16,429
      Increase (decrease) in due to builders               (130,074)        134,171                  4,097
                                                       ------------    ------------       ----------------
         NET CASH (USED IN) OPERATING ACTIVITIES           (802,893)         (1,262)              (684,106)

CASH  FLOWS  FROM  INVESTING  ACTIVITIES:
-------------------------------------
   Expenditures  for  fixed  assets                               -          (7,278)              (115,496)
   Proceeds from sale of 50% of subsidiary                  300,000               -                300,000
                                                       ------------    ------------       ----------------
         NET CASH PROVIDED BY INVESTING ACTIVITIES          300,000          (7,278)               184,504

CASH  FLOWS  FROM  FINANCING  ACTIVITIES:
-------------------------------------
   Borrowings  on  notes  payable                           507,727                                507,727
   Repayments  on  notes  payable                            (5,015)                                (5,015)
   Proceeds  from  capital  contribution                     60,450               -                 60,450
                                                       ------------    ------------       ----------------
         NET CASH PROVIDED BY FINANCING ACTIVITIES          563,162               -                563,162
                                                       ------------    ------------       ----------------

         NET (DECREASE) IN CASH AND CASH EQUIVALENTS         60,269          (8,540)                63,560

CASH  AND  CASH  EQUIVALENTS:
   BEGINNING  OF  THE  PERIOD                                     -           8,540                      -
                                                       ------------    ------------       ----------------

   END  OF  THE  PERIOD                                $          -    $          -       $              -
                                                       ============    ============       ================

Non-cash  financing  activity:
   Issuance of 499,842 common shares as payment
   for debts of $500,169                                          -         500,169                500,169
                                                       ============    ============       ================





The accompanying notes are an integral part of these consolidated financial statements.




                              HOUSERAISING, INC. AND SUBSIDIARIES (FKA HOUSERAISINGUSA, INC.)
                                              (A DEVELOPMENT STAGE COMPANY)
                                      CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                                      FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

=============================================================================================================================
                                                                                                                 Deficit
                                Series A   Series A   Series B   Series B                                        Accumulated
                                Common     Common     Common     Common     Preferred   Preferred  Additional    During the
                                Shares     Stock      Shares     Stock      Shares      Stock      Paid-in       Development
                                (000's)      $        (000's)      $        (000's)       $        Capital       Stage
                                --------   --------   --------   --------   ---------   ---------  ----------    ------------

Balances, at Inception                 -          -          -          -           -           -           -               -

Issuances of Series A
Common Shares in November
2002 at $0.293 per share
for cash consideration            16,000   $ 16,000          -          -           -           -  $2,350,535    $ (1,071,663)

Issuances of Series A Common
Shares in November 2002 at
$1.00 per share for services         980   $    980          -          -           -           -  $  979,020               -

Issuance of Series B Common
Stock in November 2002 at
$ 0.001 per share for cash
consideration                          -          -     10,000   $ 10,000           -           -           -               -

Contribution of capital                -          -          -          -           -           -   2,451,342               -

Net Income for the year                -          -          -          -           -           -           -         342,039
                                --------   --------   --------   --------   ---------   ---------  ----------    ------------

Balances, December 31, 2002       16,980   $ 16,980     10,000   $ 10,000           -           -   5,780,897        (729,624)

Issuance of Series B shares            -          -          -          -           -           -           -               -

Issuance of Series A Common
Shares in November 2003 at
$0.33 per share for cash
consideration                        151   $    151          -          -           -           -         151               -

Issuance of Series A Common
Shares in November 2003 at
$0.35 per share for cash
consideration                         27   $     27          -          -           -           -          27               -

Issuance of Series A Common
Shares in November 2003 at
$0.33 per share for cash
consideration                          3   $      3          -          -           -           -           3               -

Common Stock Subscribed                -          -          -          -           -           -   1,233,885               -

Net income for the year                -          -          -          -           -           -     (51,002)        (51,002)
                                --------   --------   --------   --------   ---------   ---------  ----------    ------------

Balances, December 31, 2003       17,161   $ 17,161     10,000   $ 10,000           -           -  $6,963,961    $   (780,626)
                                ========   ========   ========   ========   =========   =========  ==========    ============




The accompanying notes are an integral part of these consolidated financial statements.




                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

NOTE  A  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
----------------------------------------------------------

Business Activity - HouseRaising, Inc. (FKA HouseRaisingUSA, Inc.) and Subsidiaries (the Company) was organized under the laws of the State of Delaware in 1999. On May 5, 2003, HouseRaising, Inc. (FKA HouseRaisingUSA, Inc.) and subsidiaries legally amended its Articles of Incorporation to effect a name change from HouseRaisingUSA, Inc.

The Company provides a proprietary turnkey home design and build management system that it markets to regional homebuilders. Its customers are principally located in the Southeast USA with a current concentration in North and South Carolina. The Company operates three subsidiaries: MBSI of the Carolinas, Inc., MBSI Realty, Inc., and MBSI Service Corp. On May 24, 2003, the Company approved the dissolution on MBSI of the Carolinas, Inc. and its three regional subsidiaries: MBSIHOMES of Western North Carolina, Inc., MBSIHOMES of Eastern North Carolina, Inc., and MBSIHOMES of South Carolina, Inc. At that time the Company decided to replace MBSI of the Carolinas, Inc. and its three regional subsidiaries with thirteen separately incorporated limited liability companies to be located in thirteen regions:

* HouseRaising of Greater Charlotte, LLC-50% ownership by the Company-50% was sold in June 2003 to three unrelated individuals.
*    HouseRaising  of  the  Triangle,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  the  Triad,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  Greenville,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  Columbia,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  Asheville,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  Wilmington,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  Myrtle  Beach,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  Charleston,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  Blowing  Rock,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  OBX,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of  Pinehurst,  LLC-100%  ownership  by  the  Company
*    HouseRaising  of Central North Carolina, LLC--100% ownership by the Company

These limited liability companies provide managerial services to the Company's homebuilding operations. These limited liability companies operate within specific guidelines and operating procedures established by HouseRaising, Inc. documents. The Company enters into a fee based management contract with each homebuilder that is required to be properly licensed. Each custom, design and built home is financed in the name of the homebuyer.


                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

NOTE  A-SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONT')
---------------------------------------------------------------

In July 2003, the Company formed 2 new subsidiaries, HouseRaisingAcademy, LLC and HouseRaisingUSA, LLC. HouseRaisingAcademy, LLC develops and manages the Company's internet based E-Learning and Homebuilder Management System currently in development. HouseRaisingUSA, LLC is responsible for organizing and owning the 13 regional franchise limited liability companies.

Cash and Cash Equivalents-For purposes of the Consolidated Statement of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Management's Use of Estimates-The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition-The Company's revenue is derived from three sources. First, the Company designs and builds custom homes and renovation projects for a fixed price whereby the Company is at financial risk as to the project's cost. Second, HouseRaisingAcademy provides services to outside homebuilders and homebuyers whereby it is paid a fee. In this line of business the Company does not bear any financial risk. Third, the Company expects to receive franchise fees and royalties by selling interests in selected territories to outside parties. There is no financial risk in this line of business and the Company is paid a fixed fee for its franchises.

Revenue is recognized for design/build activities when the project is completed.

For the Company's design/build activities, the amount of revenue that is recognized is determined by an estimate of the cost to build a house, to which is added a varying margin of profit between six and ten percent. The Company's commitment to build a custom home for a fixed price is made at the time when a design/build contract is executed. The amount of revenue for HouseRaisingAcademy's activities is based on a predetermined fee amount for specific services rendered, such as (1) sales fees of 2% of the estimated cost of the house, (2) design fees of 2.5% of the estimated cost of the house, (3) engineering, coordinating and vendor relationship management fees of 2.5%, (4) cash flow management, accounts payable, distribution of funds,


                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

NOTE  A-SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONT')
---------------------------------------------------------------

and lien release fees of 1% of the estimated cost of the house, (5) builder management fees of 1% of the estimated cost of the house and (6) reconciliation, warranty and review fees of 1% of the estimated cost of the house. Revenue for these services is recognized when the particular service is completed. The amount of revenue for the Company's franchising activities currently varies between $500,000 and $1.0 million per franchise. Revenue for franchising activities is recognized when all of the contractual elements of a particular franchise agreement have been fulfilled.

Consulting revenues are based on standard hourly rates billed by HouseRaisingAcademy when earned.

Capitalized Software-Certain capitalized software assets have been contributed to the Company from related entities under common ownership and control. The capitalized software assets include certain external direct costs of materials and services consumed in developing internal-use software for home plans and designs, and operating systems and policies for homebuilders. These costs include payroll and payroll-related costs for employees and contractors who are directly associated with and who devote time to the internal-use computer software project (to the extent of the item spent directly on the project) during the application development stage. Training costs, data conversion costs, internal costs for upgrades and enhancements, and internal costs incurred for maintenance are all expensed as incurred. General and administrative costs and overhead costs are also expensed as incurred. The assets will commence amortization when the asset is considered to be placed in service (i.e. when the development of internal use software is completed) which is projected to be sometime in early 2005. At such time, the capitalized software costs will be amortized on a straight-line basis over the estimated economic life of the asset to be determined.

Comprehensive Income (Loss)-The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income", which establishes standards for the reporting and display of comprehensive income and its components in the consolidated financial statements. There were no items of comprehensive income (loss) applicable to the Company during the periods covered in the consolidated financial statements.

Advertising Costs-Advertising costs are expensed as incurred. The Company does not incur any direct-response advertising costs. Advertising expense totaled $31,372 and $20,798 for the years ended December 31, 2003 and 2002, respectively.


                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

NOTE  A-SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONT')
---------------------------------------------------------------

NET LOSS PER COMMON SHARE-STATEMENT OF FINANCIAL ACCOUNTING STANDARD (SFAS) NO. 128 requires dual presentation of basic and diluted earnings per share (EPS) with a reconciliation of the numerator and denominator of the EPS computations. Basic earnings per share amounts are based on the weighted average shares of common stock outstanding. If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share. Accordingly, this presentation has been adopted for the period presented. There were no adjustments required to net loss for the period presented in the computation of diluted earnings per share.

Income Taxes-Income taxes are provided in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss-carryforwards.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, and some portion or the entire deferred tax asset will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

Fair Value of Financial Instruments-The carrying amounts reported in the consolidated balance sheet for cash, accounts receivable and payable approximate fair value based on the short-term maturity of these instruments.

Accounts Receivable-Accounts deemed uncollectible are written off in the year they become uncollectible. All accounts receivable at December 31, 2003 are fully collectible.

Impairment of Long-Lived Assets - The Company evaluates the recoverability of its fixed assets and other assets in accordance with Statement of Financial
Accounting Standards No.144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"). SFAS 144 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds the estimated future undiscounted cash flows attributable to such assets or the business to which such assets relate. SFAS 144 excludes goodwill and intangible assets. When an asset exceeds its expected cash flows, it is considered to be impaired and is written down to fair value, which is determined based on either discounted future cash flows or appraised values. The Company adopted the statement on January 1, 2002. No impairments of these types of assets were recognized during the two years ended December 31, 2003 based upon a management review of such assets.


                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

NOTE  A-SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONT')
---------------------------------------------------------------

Property and Equipment-Property and equipment is stated at cost. Depreciation is provided by the straight-line method over the estimated economic life of the property and equipment remaining from five to seven years.

RECENT ACCOUNTING PRONOUNCEMENTS-IN JUNE 2001, THE FINANCIAL ACCOUNTING Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 143, "Accounting for Asset Retirement Obligations" which addresses the accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated retirement costs. SFAS No. 143 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value cannot be made. SFAS No. 143 is effective for financial statements issued for fiscal years beginning after June 15, 2002. The Company does not expect SFAS No. 143 to have a material effect on its consolidated financial condition or consolidated cash flows.

In August 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 generally establishes a standard framework to measure the impairment of long-lived assets and expands the Accounting Principles Board ("APB") 30, "Reporting the Results of Operations-Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" to

RECENT  ACCOUNTING  PRONOUNCEMENTS  (CONT')
-------------------------------------------

include a component of the entity (rather than a segment of the business). SFAS No.144 is effective for financial statements issued for fiscal years beginning after December 15, 2001. The Company does not expect SFAS No. 144 to have a material effect on its consolidated financial condition and consolidated cash flows.

In April of 2002, Statement of Financial Accounting Standards (SFAS) No. 145 was issued which rescinded SFAS Statements 4, 44, and 64, amended No. 13 and contained technical corrections. As a result of SFAS No. 145, gains and losses from extinguishments of debt will be classified as extraordinary items only if they meet the criteria in APB Opinion No. 30, that they are unusual and infrequent and not part of an entity's recurring operations. The Company does not expect SFAS No. 145 to have a material effect on its financial condition or cash flows. The Company will adopt SFAS on January 1, 2004.

In July of 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (SFAS) No. 146, which addresses significant issues regarding the


                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

NOTE  A-SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONT')
---------------------------------------------------------------

recognition, measurement, and reporting of costs that are associated with exit and disposal activities, including restructuring activities that are currently accounted for pursuant to the guidance that the Emerging Issues Task Force
(EITF) has set forth in EITF Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (Including Certain Costs Incurred in a Restructuring)". SFAS No. 146 revises the accounting for certain lease termination costs and employee termination benefits, which are generally recognized in connection with restructuring charges. The provisions of SFAS 146 are effective for exit or disposal activities that are initiated after December 31, 2002. The Company does not expect SFAS No. 146 to have an impact its financial statements once adopted on January 1, 2004.

In November 2002, the Financial Accounting Standards Board issued Interpretation No. 45 (FIN 45), "Guarantor's Accounting and Disclosure Requirements for Guarantee, Including Indirect Guarantees or Indebtedness of Others", which addresses the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under guarantees. FIN 45 also requires the recognition of a liability by a guarantor at the inception of certain guarantees that are entered into or modified after December 31, 2002.

In December 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (SFAS) No. 148, "Accounting for Stock-Based Compensation Transition and Disclosure"-an amendment to SFAS No. 123 (SFAS No.
148), which provides alternative methods of transition for companies voluntarily planning on implementing the fair value recognition provisions of SFAS No. 123. SFAS No. 148 also revises the disclosure provisions of SFAS No. 123 to require more prominent disclosure of the method of accounting for stock-based compensation, and requiring disclosure of pro forma net income and earnings per share as if the fair value recognition provisions of SFAS No. 123 had been applied from the original effective date of SFAS No. 123. The Company adopted the disclosures provisions of SFAS No. 148 for the quarters ending after December 15, 2002.

In January 2003, Financial Accounting Standards Board issued FIN No. 46, "Consolidation of Variable Interest Entities". FIN No. 46 requires the consolidation of entities that cannot finance their activities without the support of other parties and that lack certain characteristics of a controlling interest, such as the ability to make decisions about the entity's activities via voting rights or similar rights. The entity that consolidates the variable interest entity is the primary beneficiary of the entity's activities. FIN No. 46 applies immediately to variable interest entities created after January 31, 2003, and must be applied in the first period beginning after June 15, 2003 for entities in which an enterprise holds a variable interest entity that it acquired before

                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

NOTE  A-SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONT')
---------------------------------------------------------------

February 1, 2003. The Company plans to adopt this Interpretation in the first quarter of fiscal 2004.

In January 2003, the EITF released Issue No. 00-21, (EITF 00-21), "Revenue Arrangements with Multiple Deliveries", which addressed certain aspects of the accounting by a vendor for arrangement under which it will perform multiple revenue-generating activities. Specifically, EITF 00-21 addresses whether an arrangement contains more than one unit of accounting and the measurement and allocation to the separate units of accounting in the arrangement. EITF 00-21 is effective for revenue arrangements entered into in fiscal periods beginning after June 15, 2003. The adoption of this standard will not have an impact on the Company's financial statements.

In May 2003, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." SFAS No. 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The Company does not believe that there will be any impact on its financial statements.

RECENT  ACCOUNTING  PRONOUNCEMENTS  (CONT')
-------------------------------------------

In May 2003, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 establishes standards for how companies classify and measure certain financial with characteristics of both liabilities and equity. It requires companies to classify a financial instrument that is within its scope as a liability (or an asset in some characteristics). SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003. The standard will not impact the Company's financial statements.

NOTE  B-SUPPLEMENTAL  CASH  FLOW  INFORMATION
---------------------------------------------

Supplemental disclosures of cash flow information for the years ended December 31, 2003 and 2002 are summarized as follows:

Cash  paid  during  the  years  for  interest  and  income  taxes:


                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

NOTE  C-INCOME  TAXES
---------------------


                            2003          2002
                            ----          ----

Income  Taxes               $---          $---
Interest                    $---          $---


Due to the operating loss and the inability to recognize an income tax benefit therefrom, there is no provision for current or deferred federal or state income taxes for the years ended December 31, 2003 and 2002.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for federal and state income tax purposes.

The Company's total deferred tax asset, calculated using federal and state effective tax rates, as of December 31, 2003 is as follows:


Total  deferred  tax  assets         $  297,000
Valuation  allowance                   (297,000)
                                     ----------

     Net  deferred  tax  asset       $      ---
                                     ==========




The reconciliation of income taxes computed at the federal statutory income tax rate to total income taxes for the years ended December 31, 2003 and 2002 is as follows:


                                                             2003          2002
                                                             ----          ----
     Income tax computed at the federal statutory rate       34 %          34 %
     State income taxes, net of federal tax benefit           4 %           4 %
                                                             ----          ----
     Valuation  allowance                                   (38 %)        (38 %)
                                                             ----          ----
     Total  deferred  tax  asset                              0 %           0 %
                                                             ====          ====


                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2003


Because of the Company's lack of earnings history, the deferred tax asset has been fully offset by a valuation allowance. The valuation allowance increased (decreased) by $20,000 and $(130,000) in 2003 and 2002, respectively.

As of December 31, 2003, the Company had federal and state net operating loss carryforwards in the amount of approximately $781,000, which expire at various times through the year 2024.


NOTE  D-GOING  CONCERN
----------------------

As shown in the accompanying financial statements, the Company has suffered recurring losses from operations to date. It experienced a significant decrease in revenues, a net loss of $51,002 in 2003, had a net deficiency of $780,626 and a net working capital deficit of $686,993 as of December 31, 2003. These factors raise substantial doubt about the Company's ability to continue as a going concern.

Management's plans in regard to this matter are to raise equity capital and seek strategic relationships and alliances in order to increase sales in an effort to generate positive cash flow. Management has 3 new home sales in Region I (HouseRaising of Greater Charlotte, LLC) for the first quarter of 2004 which are expected to generate revenue. Additionally, the Company must continue to rely upon equity infusions from investors in order to improve liquidity and sustain operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE  E-SALE  OF  A  PORTION  OF  A  SUBSIDIARY
-----------------------------------------------

In June 2003, the Company sold 50% of its ownership in HouseRaising of Greater Charlotte, LLC to three unrelated individuals for $300,000. Each individual's share and contribution is as follows:


Lane  Ostrow             1/3  share  for  $100,000
Jack  H.  Marks          1/3  share  for  $100,000
Richard  Brasser         1/3  share  for  $100,000


NOTE  F-SEGMENT  REPORTING
--------------------------

In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information." This statement requires companies to report information about operating segments in interim and annual consolidated financial statements. It also requires segment disclosures about products and services, geographic areas and major customers. The Company determined that it did not have any separately reportable operating segments as of December 31, 2003 and 2002.

NOTE  G-EQUITY
--------------

In November 2003, the Company issued 180,232 Series "A" Common shares to unrelated parties for $60,450 with a par value of $181. The Company applied the difference in the par value and


                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

NOTE  G-EQUITY  (CONT')
-----------------------

monies received to paid in capital. In 2002, the Company issued 499,842 Series "A" restricted common shares to related parties as payment for debts occurred in previous years in an amount of $500,169. During 2002, the Company issued stock subscription agreements of 1,951,173 shares to 16 vendors and individuals providing contract labor. The valuation of the shares issued for services was based on the fair value of services received, which was the most reliable measurement tool of the services rendered for the shares. The parties provided labor and materials for database building and other electronic components of the Company's internal use software program. These were capitalized into the cost of the software under SOP 98-1. Specifically, these were costs incurred during the application development stage whereby the following activities were performed: design of chosen path, software configuration, software interfaces, coding, testing, etc. During the year ended December 31, 2002, the Company issued 480,000 Series A common shares to a related party for satisfaction of debt in the amount of $480,156. During the year ended December 31, 2002, the Company issued 16,000,000 common shares to inventors/related parties in exchange for contribution of capitalized software in the amount of $4,679,626.

NOTE  H-COMMITMENTS
-------------------

The Company leases its office facilities. The Company also has one vehicle under leases that has been classified as an operating lease expiring in September 2006. The payment due under the lease is $1,384 per month.

Rent  expense  was  $79,024  and  $79,124  in  2003  and  2002,  respectively.

Future minimum rental payments as of December 31, 2003 in the aggregate and for each of the two succeeding years are as follows:


     Year                      Amount
     ----                    ---------

     2004                    $  78,574
     2005                    $  78,574
                             ---------
     Total                   $ 157,148
                             =========


                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

NOTE  I-NOTES  PAYABLE
----------------------

Notes  payable  at  December  31,  2003  consist  of  the  following:

Unsecured  note  payable  to  an  unrelated  party.
Bearing  8%  interest.  Balloon  payment  of  principal
and  interest  was  due  April  2002                                $  5,640

Unsecured  note  payable  to  an  unrelated  party.
Bearing  8%  interest.  Balloon  payment  of  principal
and  interest  was  due  May  2002.                                 $ 13,177

Secured  note  payable  to  an  unrelated  party.
Bearing  18%  interest.  Note  matured  October  2003.              $ 30,000

Secured  note  payable  to  an  unrelated  party.
Bearing  18%  interest.  Note  matured  April  2003.                $ 50,000

Secured  note  payable  to  an  unrelated  party.
Bearing  5%  interest.  Note  matured  May  2003.
Original  balance  was  $15,000.                                    $  2,600

Secured  note  payable  to  an  unrelated  party.
Bearing  18%  interest.  Note  matured  October  2003.              $ 50,000

Secured  note  payable  to  an  unrelated  party.
Bearing  8%  interest.  Note  matures  May  2004.                   $ 55,000

Secured  note  payable  to  an  unrelated  party.
Bearing  20%  interest.  Note  matured  December  2003.             $100,000

Secured  note  payable  to  an  unrelated  party.
Bearing  0%  interest.  Note  matures  May  2004.                   $ 55,000

Unsecured  note  payable  to  an  unrelated  party.
Bearing  0%  interest.                                              $  1,851

Secured  note  payable  to  an  unrelated  party.
Bearing  18%  interest.  Note  matured  August  2003.               $ 50,000


                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2003

NOTE  I-NOTES  PAYABLE  (CONT')
-------------------------------

Secured  note  payable  to  an  unrelated  party.
Bearing  18%  interest.  Note  matured  November  2003.             $ 37,500

Secured  note  payable  to  an  unrelated  party.
Bearing  18%  interest.  Note  matured  August  2003.               $ 25,000

Secured  demand  note  payable  to  an  unrelated  party.
Bearing  0%  interest.                                              $ 21,944

Secured  demand  note  payable  to  an  unrelated  party.
Bearing  0%  interest.                                              $  5,000


     Total  Current  Portion                                        $502,712
                                                                    ========


On 0% interest bearing notes, the Company imputed interest on the notes using a rate of 5%. Three of the four notes are payable on demand and have no maturity dates. Thus, present value equals future value. Of the remaining one note, the discount on the note payable, assuming a 5% interest rate, equals $1,375 at the date of the note in November, 2003, or a present value of $53,625. The effect of interest expense on the discount in the statement of operations for 2003 is only $458, which represents two months of amortized interest on the discount.

NOTE  J-DEVELOPMENT  STAGE  COMPANY
-----------------------------------

The Company is in the development stage as of December 31, 2003 and to date has had no significant operations. Recovery of the Company's assets is dependent on future events, the outcome of which is indeterminable. In addition, successful completion of the Company's development program and its transition, ultimately, to attaining profitable operations is dependent upon obtaining adequate financing to fulfill its development activities and achieving a level of sales adequate to support the Company's cost structure.

The nature of the description of development stage activities in which the Company is engaged is as follows. The Company has been and is in the process of raising capital and developing markets.


                 HOUSERAISING, INC. (FKA HOUSERAISINGUSA, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

NOTE  J-DEVELOPMENT  STAGE  COMPANY  (CONT')
--------------------------------------------

The Company has devoted most of its activities to establishing new business in accordance with paragraph 8 of SFAS #7. Accordingly, planned principal activities have not commenced, and have not yet produced significant revenues in the opinion of management.

NOTE  K-SUBSEQUENT  EVENTS
--------------------------

On February 19, 2004, the Company signed a Definitive Agreement to be merged into a publicly traded company, Technology Connections, Inc. (Technology). The HouseRaising, Inc.'s stockholders acquired the majority of the outstanding common stock of this publicly held corporation (Technology). The acquisition resulted in a tax-free exchange for federal and state income tax purposes. The name of the corporation will be changed to HouseRaising, Inc. as HouseRaising, Inc. merged into the publicly traded corporation (Technology). The transaction was accounted for as a reverse merger in accordance with Accounting Principles Board (APB) Opinion No. 16 wherein the stockholders of HouseRaising, Inc. retained the majority of the outstanding common stock of the Company after the merger. The publicly traded corporation did not have a material operating history over the prior couple of years.


ITEM  9.01(b)  -  PROFORMA  FINANCIAL  INFORMATION

The following proforma financial statements, of Technology Connections and HouseRaising are set forth below: Consolidated (Unaudited) Condensed Pro Forma Balance Sheet of Technology Connections and HouseRaising as of September 30, 2004, Consolidated (Unaudited) Condensed Pro Forma Statement of Operations for the nine months ended September 30, 2004, and Consolidated (Unaudited) Condensed Pro Forma Statement of Operations for the year ended December 31, 2003.


PRO  FORMA  FINANCIAL  STATEMENTS

The following consolidated (unaudited) condensed pro forma balance sheet reflects the financial position of Technology Connections as of September 30, 2004 as if the merger with HouseRaising had been completed as of that date, and the consolidated (unaudited) condensed pro forma statements of income for Technology Connections for the year ended December 31, 2003 and for the nine months ended September 30, 2004, as if the merger had been completed as of that date. The merger was actually consummated on August 31, 2004.

These financial statements are presented for informational purposes only and do not purport to be indicative of the financial position that would have resulted if the merger had been consummated at each company's year end. The pro forma financial statements should be read in conjunction with Technology Connections' financial statements and related notes thereto contained in Technology Connections' SEC quarterly and annual filings (including its Definitive Information Statement on Schedule 14C filed with the Commission in connection with the Merger) and HouseRaising's financial statements and related notes thereto contained elsewhere in this Form 8-K.

A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma financial statements are preliminary and have been made solely for purposes of developing the pro forma combined financial information.



                          HOUSERAISING, INC. AND TECHNOLOGY CONNECTIONS, INC.
                      CONSOLIDATED (UNAUDITED) CONDENSED PRO FORMA BALANCE SHEET
                                       AS OF SEPTEMBER 30, 2004
===========================================================================================================

                                                  House          Technology    (Unaudited)      (Unaudited)
                                                  Raising        Connections    Adjustments      Total
                                                -----------      -----------    -----------      ----------

                                     ASSETS

CURRENT  ASSETS
   Cash and Cash Equivalents                    $     6,483      $         -    $         -      $    6,483
   Inventory                                              -            3,000              -           3,000
   Accounts Receivable, net of allowance
   for doubtful accounts of $31,564                  22,918            3,023              -          25,941
                                                -----------      -----------    -----------      ----------
      TOTAL  CURRENT  ASSETS                         29,401            6,023              -          35,424

PROPERTY  AND  EQUIPMENT
   Property and Equipment                           117,326           33,787        (11,149)        139,964
   Accumulated  Depreciation                        (67,805)         (12,830)        11,149         (69,486)
                                                -----------      -----------    -----------      ----------
   Net  Property  and  Equipment                     49,521           20,957              -          70,478

OTHER  ASSETS
   Other  Assets                                      1,818                -              -           1,818
   Capitalized Software                           7,955,485                -              -       7,955,485
                                                -----------      -----------    -----------      ----------
      Net  Other  Assets                          7,957,303                -              -       7,957,303

      TOTAL  ASSETS                             $ 8,036,225      $    26,980    $         -      $8,063,205
                                                ===========      ===========    ===========      ==========


                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT  LIABILITIES
   Accounts Payable and Accrued Expenses            278,921      $   201,895              -      $  480,816
   Interest Payable                                  62,716                -              -          62,716
   Excess of Outstanding Checks Over Bank Balance         -              134              -             134
   Notes  Payable                                   613,453           67,400              -         680,853
                                                -----------      -----------    -----------      ----------
      TOTAL  CURRENT  LIABILITIES                   955,090          269,429              -       1,224,519


STOCKHOLDERS'  DEFICIT
   Preferred Stock ($.001 par value, 5,000,000
   authorized: none issued and outstanding)     $         -                -              -      $        -
   Preferred Stock ($.001 par value, 20,000,000
   authorized: none issued and outstanding)               -                -              -               -
   Preferred Stock Class A Convertible
  ($.001 par value, 5,000,000 authorized:
   1,000,000 issued and outstanding)                  1,000                -              -           1,000
   Common Stock Series A ($.001 par value,
   90,000,000 shares authorized: 30,293,712
   shares issued and outstanding)                    30,294            2,469         (2,469)         30,294
   Common Stock Subscribed but not Issued         2,057,536                -              -       2,057,536
   Additional Paid-in-Capital                     6,029,802        1,104,301     (1,346,750)      5,787,353
   Accumulated  Deficit                          (1,037,497)      (1,349,219)     1,349,219      (1,037,497)
                                                -----------      -----------    -----------      ----------
      TOTAL  STOCKHOLDERS'  EQUITY  (DEFICIT)     7,081,135         (242,449)             -       6,838,686
                                                -----------      -----------    -----------      ----------

      TOTAL LIABILITIES AND STOCKHOLDERS'
      EQUITY (DEFICIT)                          $ 8,036,225      $    26,980    $         -      $8,063,205
                                                ===========      ===========    ===========      ==========


      See accompanying notes to (unaudited) pro forma financial statements.






                          HOUSERAISING, INC. AND TECHNOLOGY CONNECTIONS, INC.
                  CONSOLIDATED (UNAUDITED) CONDENSED PRO FORMA STATEMENT OF OPERATIONS
                             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
===========================================================================================================
                                                                               (Unaudited)      (Unaudited)
                                                  House          Technology     ProForma         ProForma
                                                  Raising        Connections    Adjustments      Total
                                                -----------      -----------    -----------      ----------

SALES  AND  COST  OF  SALES:
   Sales                                        $    39,026      $       150    $         -      $   39,176
   Cost  of  Sales                                   28,471                -              -          28,471
                                                -----------      -----------    -----------      ----------
      Gross  Profit                                  10,555              150              -          10,705

OTHER  REVENUES:
     Sales  and  service  fees                       57,856                -              -          57,856
     Other  income                                    6,000                -              -           6,000
                                                -----------      -----------    -----------      ----------
                                                     74,411              150              -          74,561

OPERATING  EXPENSES:
   Selling, general and administrative              147,966            2,321              -         150,287
   Consulting  fees                                  23,400          313,242              -         336,642
                                                -----------      -----------    -----------      ----------
                                                    171,366          315,563              -         486,929

      OPERATING  LOSS                               (96,955)        (315,413)             -        (412,368)

OTHER  EXPENSE:
   Interest  Expense                                 62,716            5,586              -          68,302
                                                -----------      -----------    -----------      ----------
      NET  LOSS                                 $  (159,671)     $  (320,999)   $         -      $ (480,670)
                                                ===========      ===========    ===========      ==========




      See accompanying notes to (unaudited) pro forma financial statements.




                          HOUSERAISING, INC. AND TECHNOLOGY CONNECTIONS, INC.
                  CONSOLIDATED (UNAUDITED) CONDENSED PRO FORMA STATEMENT OF OPERATIONS
                              FOR THE YEAR ENDED DECEMBER 31, 2003
===========================================================================================================
                                                                               (Unaudited)      (Unaudited)
                                                  House          Technology     ProForma         ProForma
                                                  Raising        Connections    Adjustments      Total
                                                -----------      -----------    -----------      ----------

SALES  AND  COST  OF  SALES:
   Sales                                        $    26,043      $    44,665    $         -      $   70,708
   Cost  of  Sales                                        -           16,166              -          16,166
                                                -----------      -----------    -----------      ----------
      Gross Profit                                   26,043           28,499              -          54,542
                                                -----------      -----------    -----------      ----------

OTHER  REVENUES:
   Sales  and  service  fees                              -                -              -               -
   Other  income                                          -                -              -               -
                                                -----------      -----------    -----------      ----------
                                                     26,043           28,499              -          54,542

OPERATING  EXPENSES:
   Selling,  general  and  administrative           377,045           41,267              -         418,312
   Consulting  fees                                       -          263,456              -         263,456
                                                -----------      -----------    -----------      ----------
                                                    377,045          304,723              -         681,768

      OPERATING  LOSS                              (351,002)        (276,224)             -        (627,226)

   Gain  on sale of subsidiary                      300,000                -              -         300,000

OTHER  EXPENSE:
   Interest  Expense                                      -           26,220              -          26,220
                                                -----------      -----------    -----------      ----------
      NET  LOSS                                 $   (51,002)     $  (302,444)   $         -      $ (353,446)
                                                ===========      ===========    ===========      ==========




      See accompanying notes to (unaudited) pro forma financial statements.


                HOUSERAISING, INC. & TECHNOLOGY CONNECTIONS, INC.
     ADJUSTMENTS TO CONSOLIDATED (UNAUDITED) CONDENSED PRO FORMA STATEMENTS
                                SEPTEMBER, 2004


A = On February 19, 2004, HouseRaising, Inc. signed a Definitive Agreement to be merged into Technology Connections, Inc. The HouseRaising stockholders acquired the majority of the outstanding common stock of Technology Connections, Inc. The transaction is accounted for as a reverse purchase acquisition/merger wherein HouseRaising, Inc. is the accounting acquirer and Technology Connections, Inc. is the legal acquirer. Accordingly, the accounting acquirer records the assets purchased and liabilities assumed as part of the merger and entire equity section of the legal acquirer is eliminated with negative book value acquired offset against the paid in capital of the accounting acquirer.

B = To record 27,288,273 common shares issued as part of merger which takes extinguishes Series A and B shares of HouseRaising, Inc. Also, included 1,000,000 Class A preferred shares issued too.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            HOUSERAISING,  INC.


November  17,  2004                    By:  /s/  Robert  V.  McLemore
                                            -------------------------
                                            Robert  V.  McLemore
                                            President




                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

3.1 Articles of Amendment to Articles of Incorporation of the Registrant (incorporated by reference from Registrant's Form SB-2, filed with the Commission on April 11, 2002).

99.1 Agreement and Plan of Merger (incorporated by reference from Exhibit 10 to the Registrant's Current Report on Form 8-K, filed with the Commission on February 20, 2004).